Exhibit 10.12

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT, entered into this 28 day of December 1998, by and between Quest Net Corp. ("Quest"), with its principal office located in Fort Lauderdale, Florida and Grupo Internet Latinoamericano, S.A. ("Grupo Internet"), with its principal office located in Road Town, Tortola, British Virgin Islands.

WHEREAS, Grupo Internet owns certain types of Internet provider equipment and certain domains and sites as more fully described on Schedule 1 hereto and incorporated herein ("the Assets").

         WHEREAS, Grupo Internet wishes to sell, and Quest wishes to purchase the Assets.

         NOW THEREFORE, in consideration of the performance of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties intend to be legally bound and agree as follows:

1. PURCHASE OF ASSETS. Quest agrees to purchase and Grupo Internet agrees to sell the Assets set forth in Schedule 1, attached hereto and incorporated herein.

         (a) the Assets to be delivered at Closing (as hereinafter defined) shall be of a quality usable and saleable in the ordinary course of business.

         1.1 Purchase Price. Quest shall pay Grupo Internet the sum of $2,000,000.00 ("the Purchase Price"), payable by delivering to Grupo Internet one half of the purchase price in Quest restricted common stock, valued at 25% of the average bid and asked price for the three trading days prior to closing. The balance of the Purchase Price (the "Balance") will be paid in Quest Preferred Stock, as more fully described on Schedule 1.1 hereto, redeemable in whole or part after two months from the date of this Agreement. The redemption price of the Preferred Stock shall be equal to its face value. In the event that the Preferred shares are not redeemed by Quest as set forth above, the Sellers shall have the option to convert the Preferred shares not redeemed into free trading common stock of Quest at a conversion price 25% of the average bid and asked price for the three trading days prior to conversion per share.

         1.2 Transfer of Assets. At Closing Quest shall deliver to Grupo Internet the Certificates for the Common and Preferred Shares. At Closing Grupo Internet shall deliver to Quest such documents as Quest shall reasonably deem necessary to effect the transaction, including such instruments of sale, transfer, and conveyance including a Bill of Sale as shall be effected to vest in Quest all of Grupo Internet's rights and title to, and interest in the Assets. Promptly after closing Grupo Internet shall take all steps necessary to deliver to Quest (FOB in Miami Florida) the Assets.

2. NO ASSUMPTION OF LIABILITIES.

         2.1 Except for the liabilities set forth on Schedule 2.1, Quest shall not expressly, impliedly or by operation of the law assume any of the liabilities of Grupo Internet which relate to or arise, out of the Assets and which arise or are incurred up to the time of Closing or which arise from transactions, acts or agreements entered into or performed by Grupo Internet up to the time of Closing. In the event that a claim is made against Quest in connection with such liabilities, Quest shall be entitled to and shall receive to the fullest extent the indemnification provisions of Section 3.1 of this Agreement.

         2.2 Grupo Internet shall not expressly, impliedly or by operation of the law assume any of the liabilities of Quest which relate to or arise out of the Assets and which are incurred on and subsequent to, the date of Closing, provided however that Grupo Internet shall be liable for liabilities which arise from transactions, acts or agreements entered into or performed by Grupo Internet up to the time of Closing. In the event that a claim is made against Grupo Internet or affiliates in connection with such liabilities, Quest and affiliates shall be entitled to and shall receive, to the fullest extent, the indemnification provisions of Section 3.2 of this Agreement.

         2.3 At the time of the Closing, Grupo Internet will have no unpaid creditors, including, federal, state and local tax liabilities which would leave a lien on the Assets or claim against Grupo Internet or Quest for the amount of their debt. This covenant is in lieu of compliance with the Bulk State Laws Chapter 676, Florida Statute should that law be applicable.

3. INDEMNIFICATION.

         3.1 Grupo Internet shall indemnify, protect and hold harmless Quest, without the execution of any further documents from and against any losses, damages, injuries, claims, demands and expenses, including reasonable attorneys fees for all proceedings arising out of or connected with the action of Grupo Internet, its agents and employees, arising out of the transaction entered into or arising out of any statement of facts existing prior to the date of Closing hereof, or arising out of any breach of a covenant contained herein, including but not limited to any product liability claim or breach of warranty, express or implied, arising out of the sale of the Assets by Grupo Internet prior to the date of Closing. This indemnification provision is given in lieu of compliance with the Bulk Transfer provision of Chapter 676, Florida Statutes, but it's scope and operation shall not be limited to those creditors mentioned in said Chapter.

         3.2 Quest shall indemnify, protect and hold harmless Grupo Internet, without the execution of any further documents, from and against any losses, damages, injuries, claims, demands and expenses including reasonable attorneys fees for all proceedings arising out of or connected with or in any manner related to any action of Quest, it's agent and employees, arising out of the transactions entered into or arising out of any statement of facts existing at or subsequent to the date of Closing hereof, including but not limited to, any product liability claim or breach of warranty, express or implied, arising out of or in connection with the Assets at or subsequent to the date of Closing.

         3.3 Each Party agrees that upon receipt by it of notice of any demand, claim, action or proceeding with respect to any matter as to which the other Party has agreed to indemnify it hereunder it will immediately give notice thereof in writing to the other Party, together with all details of such demand, assertion, claim, action or proceeding as it may then have. The Indemnifying Party shall have the right to contest and defend any demand, claim, action or proceeding with respect to which it agreed to indemnify the other Party under the provision of this Agreement.

4. BROKERAGE. Quest and Grupo Internet severally warrant and represent that each has not retained, and is not obligated to pay, any person or firm, brokerage, finders fees, commission or other similar charges resulting from or arising out of the transaction contemplated by this Agreement, and each to hold harmless and indemnify the others from all such claims.

5. RISK OF LOSS. The risk of any loss, damage or destruction to any of the Assets to be transferred to Quest hereunder shall be borne by Grupo Internet at all times prior to the date the Assets are delivered to Quest FOB in Miami (the "Delivery"). Upon Delivery and thereafter the risk of any loss, damage or destruction to any of the Assets shall be borne by Quest.

6. REPRESENTATIONS AND WARRANTIES BY QUEST. Quest represents and warrants as follows:

         (a) The authorized capital stock of Quest consists of 50,000,000 shares of common stock, no par value, and 5,000,000 shares of non-voting Preferred stock no par value. All of Quests' issued and outstanding shares of common stock are fully paid and non-assessable and not issued in violation of the preemptive rights of any person or entity;

         (b) Quest is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado with all requisite power to carry on its business as it is now being, and as it is presently proposed to be, conducted;

         (c) The execution and delivery of this Agreement, compliance with and fulfillment of the terms of this Agreement, do not and, at the Closing, will not
(i) constitute a default or result in the creation of any lien, security interest, charge or encumbrance upon Quest other than liabilities which are herein contemplated, nor does it give any third party the right to accelerate any obligation against Quest, or (ii) conflict with any other material agreement to which Quest is a party or by which it is bound;

         (d) No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, composition or arrangement with creditors, voluntarily or involuntarily, designating Quest as the bankrupt or the insolvent, are pending, or to the knowledge of Quest threatened, and Quest has not made an assignment for the benefit of creditors, nor has Quest taken any action with a view to, or which would constitute the basis for, the institution of such insolvency proceedings;

         (e) All corporate action required to be taken by Quest to enter into this Agreement has been taken; and

         (f) Mr. Camilo Pereira is the duly elected and serving Chairman of Quest and has been duly empowered to execute this Agreement, and any amendments or modifications hereto, by and on behalf of Quest.

7. REPRESENTATIONS AND WARRANTIES BY GRUPO INTERNET. Grupo Internet hereby represents and warrants as follows:

         (a) Grupo Internet has valid and marketable title to the Assets, free and clear of any and all security interests, pledges, claims, liens, encumbrances or other rights of any other person or entity; except as set forth on Schedule 7 hereto and incorporated herein,

         (b) Grupo Internet has the absolute and unrestricted right, power, authority, and capacity to sell the Assets,

         (c) Grupo Internet is not a party to any written or oral agreement which grants an option or right of first refusal or other arrangements to acquire any of the Assets and that Grupo Internet confirms by the execution of this Agreement that there are no contingent liabilities, factual or otherwise, threatened or pending litigation, contractually assumed obligations or unasserted possible claims which might affect the Assets or the transfer thereof. Any undisclosed liability shall remain the sole responsibility of Grupo Internet,

         (d) No judgment is presently filed of record against Grupo Internet or any officer or director of Grupo Internet, and there is no litigation, arbitration, investigation, inquiry or other proceedings by or before any federal, state, county or local governmental agency or authority, or by any person or entity pending or to the knowledge of Grupo Internet, threatened against Grupo Internet, that would affect the Assets or the transfer thereof and Grupo Internet has no knowledge of any material basis for any such litigation, proceeding, arbitration, claim, investigation, inquiry or proceeding,

         (e) Grupo Internet is a corporation duly organized and validly existing and in good standing under the laws of British Virgin Islands. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement,

         (f) Juris Magister is the duly elected and serving Director of Grupo Internet and has been duly empowered to execute this Agreement, and any amendments and notifications hereby, by and on behalf of Grupo Internet,

         (g) The execution, delivery and consummation of this Agreement have been duly and validly authorized by the Board of Directors and, if necessary, Grupo Internet of Grupo Internet in a manner provided by and as required by law,

         (h) In order to induce Quest to issue the Common and Preferred Shares, recognizing that Quest will be relying on the information and on the representations set forth below, Grupo Internet hereby represents, warrants, and agrees as follows:

         (i) Grupo Internet has determined that the purchase of the common and Preferred shares and the shares underlying the Preferred Shares of Quest (the "Shares") is a suitable investment for Grupo Internet and that Grupo Internet is able to bear economic risks including a total loss of an investment in the Shares.

         (ii) Grupo Internet is purchasing the Shares for its own account for investment, and not with a view to or for sale in connection with the distribution of the Shares nor with any present intention of selling or otherwise disposing of all or any part of the Shares. Grupo Internet hereby acknowledges its understanding that the Shares are not being registered under the Securities Act of 1933 (the "Act"), or any state securities laws on the ground that the issuance and sale of the Shares to Grupo Internet is exempt under the Act and relevant state securities laws as not involving a public offering. Grupo Internet agrees not to sell the Shares unless they are subsequently registered or an exemption from such registration is available. Grupo Internet authorizes Quest to place a legend denoting the restrictions on the certificates to be issued.

         Grupo Internet further acknowledges its understanding that Quest's reliance on such exemptions are, in part, based upon the foregoing representations, warranties, and agreements by it and that the statutory basis for such exemptions would not be present, if notwithstanding such representations, warranties and agreements, Grupo Internet were acquiring the Shares for resale on the occurrence or non-occurrence of some pre-determined event. In order to induce Quest to issue and sell the Shares to Grupo Internet, it is agreed that Quest will have no obligation to recognize the ownership, beneficial or otherwise, of such shares by anyone but Grupo Internet, except as set forth herein.

         (iii) Grupo Internet acknowledges and is aware that, except as set forth herein, they will not transfer or assign the Shares, or any interest therein, the assignment and transferability of the Shares will be governed by this Agreement and all applicable laws.

         (iv) Grupo Internet has acknowledged and is aware that, except for the three day rescission rights provided under Florida law and as provided in this Agreement, they are not entitled to cancel, terminate or revoke this subscription, and any agreements of Grupo Internet in connection herewith shall survive the termination of this Agreement.

         (v) Grupo Internet has had the opportunity to ask questions of, and receive answers from management of Quest regarding the terms and conditions of this Agreement, and the transactions contemplated thereby, as well as the affairs of Quest and related matters.

         Grupo Internet may have access to whatever additional information concerning Quest, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that it or its Quest representative, if any, desires, provided that Quest can acquire such information without unreasonable effort or expense. In addition, as required by Section 5l7.061(11)(a)(3), Florida Statutes, and Rule 3E-500.05(a) thereunder, Grupo Internet and its representative may have, at the offices of Quest, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which Quest can obtain without unreasonable effort or expense.

         (iv) Grupo Internet has had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (v) hereof.

Grupo Internet hereby agrees to indemnify and hold harmless Quest, its respective officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable attorney fees, expert witness and accounting fees and other disbursements and costs or other expenses) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person) to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact by Grupo Internet contained in this Agreement, or (b) arise out of or are based upon any breach of any representation, warranty or agreement by Grupo Internet contained herein.

The representations, warranties, and agreements contained herein shall survive the delivery of and payment for, the Shares.

--------------------------------------------------------------------------------
FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO QUEST NET, AN AGENT OF QUEST NET OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY THE PURCHASER AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.
--------------------------------------------------------------------------------

8. INVESTMENT REPRESENTATION. Grupo Internet hereby acknowledges that the Shares and the Preferred are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities statute. The Shares and the Preferred are being acquired by Grupo Internet for its own account, for investment purposes only, and not with a view to any distribution thereof. Grupo Internet agrees that no transfer or other disposition of the Shares or the Preferred or any interest therein will be made in violation of the Securities Act or any state securities statute.

9. FURTHER ASSURANCES. The parties agree to execute and deliver from time to time at the request of any of the other parties to this Agreement and without further consideration, such additional documents and to take such other action necessary to consummate the transactions contemplated herein.

10. NOTICES. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested as follows:

Quest                         Quest Net Corp.
                              2740 E Oakland Park Boulevard
                              Suite 206
                              Fort Lauderdale, Florida 33306

With Copy to:                 Rebecca J. Del Medico, Esq.
                              14 Tara Lakes Drive East
                              Boynton Beach, Florida 33436

Grupo Internet                Grupo Internet Latinoamericano, S.A.
                              P.O. BOX 3175
                              Road Town, Tortola,
                              British Virgin Islands

With Copy to:                 Commonwealth Trust Limited
                              P.O. BOX 3321
                              Road Town, Tortola,
                              British Virgin Islands

or to such other address as either of them, by written notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

11. GOVERNING LAW. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be brought in a court of competent jurisdiction in Broward County, Florida and governed or interpreted according to the internal laws of the State of Florida.

12. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral or written agreements regarding the same subject matter.

13. SEVERABILITY CLAUSE. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

14. SUCCESSORS. Subject to the provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15. SECTION AND PARAGRAPH HEADINGS. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

16. AMENDMENT. This Agreement may be amended only by an instrument in writing executed by all parties hereto.

17. SCHEDULES. The schedules attached to this Agreement are hereby incorporated herein.

18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature, provided however that original signatures must be provided within five business days from the date of signing.

19. BINDING ON PARTIES. In the event that less than all the parties hereto do not execute this Agreement, this Agreement, nevertheless shall be binding upon those parties who executed it.

IN WITNESS WHEREOF, the undersigned have executed this Agreement this 28 day of December 1998.

Signed Sealed & Delivered in our presence.

                                            QUEST NET CORP.


-----------------------------               By: /s/ Camilo Pereira
                                                --------------------------------
                                                Camilo Pereira, Chairman


                                            GRUPO INTERNET LATINOAMERICANO, S.A.


-----------------------------               By: /s/ Juris Magister
                                                --------------------------------
                                                Juris Magister, Director

                                   SCHEDULE 1
                                     ASSETS

                                  SCHEDULE 1.1
                         DESCRIPTION OF PREFERRED STOCK

Description of Preferred Stock

The Preferred Stock of Quest Net Corp. was properly authorized by its Board of Directors and through corporate filings with Secretary of State. The shares to be issued in connection with this Agreement shall have a designated face value of ten dollars ($10) per share. Five million (5,000,000) shares of Preferred are authorized. The Preferred shares have never traded in the market and have never been registered as a part of any registration statement filed by Quest Net with the Securities and Exchange Commission. The value of the shares to be issued in connection with this Agreement was arbitrarily determined by Quest Net's Board of Directors after taking into consideration, among other things, the features of the Preferred Stock, the prospects for the company's success in connection with projects acquired with Preferred Stock, overall market conditions and the impact of such conditions on the trading of the Quest Net common stock.

The preferred stock features issued pursuant to this Agreement are:

         1. $10.00 face value per share.

         2. Redeemable, in whole or in part, by Net Quest at any time. The redemption price of the Preferred Stock shall be equal to its face value. In the event that the Preferred shares are not redeemed by Net Quest within 6 months from the date of issuance, Grupo Internet shall have the option to convert the Preferred shares not redeemed into the common stock of Net Quest at a conversion price equal to the average bid and asked price of the common stock for the three trading days prior to conversion.

         3. non-voting

                                  SCHEDULE 2.1
                                   LIABILITIES

                                    SCHEDULE 7
    SECURITY INTERESTS, PLEDGES, CLAIMS, LIENS, ENCUMBRANCES OR OTHER RIGHTS
                   OF ANY OTHER PERSON OR ENTITY IN THE ASSETS

--------------------------------------------------------------------------------
                              Miscellaneous Items
--------------------------------------------------------------------------------
Quantity       Description
--------------------------------------------------------------------------------

   1           1400W UPS - Stand Alone
   3           1400W UPS - Rack Mounable
   1           900W UPS - Stand Alone
   6           15 Amp Power Breaker & Distribution Boards
   1           DLT2500XT 4+1 Tape Backup System
   1           Typhoon 4mm DAT Drive
   1           Bay Networks BayStack 350T-HD 24 100/10 Ethernet Switch
   1           Bay Networks BayStack 350T 16 Port 100/10 Ethernet Switch
   1           10BaseT 24 Port Ethernet Hub
   1           Cisco 2501 Frame Relay Router
   1           Astrocom Frame Relay CSU/DSU
   1           Kentrox Frame Relay CSU/DSU
   2           Bay Networks BayStack Frame Relay Routers
   3           Portmaster 2e Remote Access Controllers
   1           Bay Networks M5000 Remote Access Concentrator
   1           Bay Networks 58000 16 Port Switch For M5000
   8           Bay Networks 5399 Remote Access Concentrator Modules
   2           Kentrox Frame Relay/ATM IDSU
   2           Cisco 7200 Seires Frame Relay/ATM Routers
   1           Kentrox Frame Relay/ATM SMDSU
  10           200W UPS - Stand Alone
   2           8 Port 10BaseT Ethernet Hubs
   1           OkiData 1050 Fax/Copy Machine
   1           Toshiba 2532 Turbo Photocopier
   8           12 Port Assend RAC Module (2 V.90, 6 V43+)
  22           48 Port Assend RAC Module (V34+)
   1           6x12 Port + Service Module Assend Max 2000
   1           10x48 Port + 2 WAN + Service Module Assend Max 4000T
   2           3Com Etherlink III 10BaseT/100BaseT Ethernet Cards
   2           Kingston Tulip 10BaseT Ethernet Cards
   2           Intel Etherexpress 10BaseT/100BaseT Elthernet Cards
  12           Steel Rack Mounts (3 Shelves, Adjustable)
  25           Assorted Length Network Cables
  25           Assorted Clipart CDROM's

--------------------------------------------------------------------------------
                                  Page 1 of 8

--------------------------------------------------------------------------------
                                 Network Servers
--------------------------------------------------------------------------------
  Server Name   Description
--------------------------------------------------------------------------------

  Web Server    150 MHz Alpha MIPS Motherboard, 64MB EDO Ram,
                2GB EIDE Hard Disk, RedHat Linux Alpha 4.2

  Web Server    150 MHz Alpha MIPS Motherboard, 64MB EDO Ram,
                2GB EIDE Hard Disk, RedHat Linux Alpha 4.2

  Web Server    150 MHz Alpha MIPS Motherboard, 64MB EDO Ram,
                2GB EIDE Hard Disk, RedHat Linux Alpha 4.2

  Web Server    150 MHz Alpha MIPS Motherboard, 64MB EDO Ram,
                2GB EIDE Hard Disk, RedHat Linux Alpha 4.2

  Web Server    Pentium 200MHz Motherboard, 64MB EDO Ram,
                3GB EIDE Hard Disk, 8x ATAPI CDROM,
                RedHat Linux 4.2

  Web Server    Pentium 166MHz Motherboard, 64MB EDO Ram,
                3GB EIDE Hard Disk, 8x ATAPI CDROM,
                Windows NT 4 Server

  Web Indexer   Cyrix 300MHz Motherboard, 256MB EDO Ram,
                10GB SCSI II Hard Disk, Symbios Logic 16Bit
                SCSI II Controller, Windows NT 4 Server

  Web Spiders   Pentium 200MHz Motherboard, 64MB EDO Ram,
                4GB EIDE Hard Disk, Windows NT 4 Server

  Annex Server  Pentium 133MHz Motherboard, 64MB EDO Ram,
                2GB EIDE Hard Disk, 8x ATAPI CDROM,
                Windows NT 4 Server

  Web Server    Pentium 200MHz Motherboard, 64MB EDO Ram,
                Red Hat Linux 4.2 4GB EIDE HD, 8x CDROM


--------------------------------------------------------------------------------
                                  Page 2 of 8

--------------------------------------------------------------------------------
                                 Network Servers
--------------------------------------------------------------------------------
    Server ID     Description
--------------------------------------------------------------------------------

  Primary Domain  Dec Alpha Multi 166MHz Motherboard, 32MB
                  True Parity Ram, 2GB SCSI II Hard Disk, NT
                  4 Server

Secondary Domain  Dec Alpha Multi 166MHz Motherboard, 32MB
                  True Parity Ram, 2GB SCSI II Hard Disk, NT
                  4 Server

 Search Engine    Pentium 200MHz Motherboard, 128MB EDO Ram,
    Server        4GB EIDE Hard Disk, 4GB EIDE Hard Disk,
                  Red Hat Linux 5.2

    Server        Pentium 90MHz Motherboard, 90MB EDO Ram,
                  4GB EIDE Hard Disk, 8x ATAPI CDROM,
                  Red Hat Linux 4.2

Primary Web Serv  Pentium Pro 200MHz Motherboard, 256MB DIMMS,
                  8GB SCSI II Hard Disk, 7GB SCSCI II Hard Disk,
                  24x ATAPI CDROM, Red Hat Linux 5.2,
                  Intel EtherExpress 100BaseT/10BaseT Ethernet

  Secure Server   Pentium 166MHz Motherboard, 32MB EDO Ram,
                  2GB EIDE Hard Disk, 8x ATAPI CDROM,
                  Windows NT 4 Server


  Secondary DNS   Pentium 166MHz Motherboard, 64MB EDO Ram,
                  2GB EIDE Hard Disk, 8x ATAPI CDROM,
                  Red Hat Linux 4.2


    Web Server    Pentium 100MHz Motherboard, 64MB EDO Ram,
                  4GB EIDE Hard Disk, 4GB EIDE Hard Disk,
                  8x ATAPI CDROM, Travan Surestore 4 Tape,
                  Windows NT 4 Server


--------------------------------------------------------------------------------
                                  Page 3 of 8

--------------------------------------------------------------------------------
                                OC-12 Smart Ring
--------------------------------------------------------------------------------
   Quantity      Description
--------------------------------------------------------------------------------

      1          AT&T Light Guide Distribution Shelf
      1          Lucent 21" Rack Mount
      1          Lucent DSX 3/4 BNC Patch Bay
      1          Lucent FLM150 T1/ISDN Patch Bay
      1          Fujitsu FLM150 ADM
      1          Lucent SLC Series 5 Power Bay
      2          Lucent 336A1PU Power Rectifiers
      2          Lucent 336A1PU Power Chargers
      2          Lucent 336A1PU Power Batery Packs
      5          Fujitsu FC9612 ADM Controller Cards
      2          Fujitsu FC9612 ADM Smart Ring Fibre Couplers
      3          Fujitsu FC9612 ADM T3 Controler Cards
      1          Fujitsu FC9612 ADM Smart Ring Monitor/Switch
      2          Fujitsu FC9612 ADM Power Monitor/Switch
      6          Fujitsu FC9612 ADM Dual T1 Controller Cards
















--------------------------------------------------------------------------------
                                  Page 4 of 8

--------------------------------------------------------------------------------
                              Miscellaneous Items
--------------------------------------------------------------------------------
Quantity       Description
--------------------------------------------------------------------------------

   1           Cold Fusion Professional 3.1
   1           Borland Delphi Professional 3.0
   2           MSDN DevNet CDROM Set (1997, 1998)
   1           Adobe PhotoShop 4.01
   1           Corel Draw 7.0
   1           16 Port Ethernet Hub
   1           Mv vision Internet Camera Server
   4           2400x1200x24Bit Flat Bed Scanners
   1           3.5MM To Video Feed Convertor
   2           Aluminium Rack Mounts
   8           Assorted Shape Shelves For Aluminium Rack Mount
   1           Transfer Type CD Labeller
   1           FloodGate-1 Anti Syn Flood Module
   1           Firewall-1 Control Module
   1           Firewall-1 Security Module
   1           Firewall-1 Firewall Module
   2           Frontpage 97 (Mac & PC)
   1           Frontpage 98
   4           Red Hat Linux (Intel/Alpha - 4.2/5.2)
   1           Websuite 2
   2           Solaris x86 (2.5.2 & 2.6)
   1           IBM AntiVirus
   1           Web Painter
   1           Web Motion
   3           Windows NT Server 4
   2           Windows NT Workstation 4
   1           ACT Database
   7           Windows 95 (Release 1, 2B and 3)
   1           MSQL Server 6.5
   1           MSQL Worstation 6.5
   1           PowerTCP 5
   1           Rubicon 1.1 For Delphi 3
   1           Corel Web Graphics
   1           Barcode Anthing


--------------------------------------------------------------------------------
                                  Page 5 of 8

--------------------------------------------------------------------------------
                               Network Workstations
--------------------------------------------------------------------------------
 Workstation ID      Description
--------------------------------------------------------------------------------

      PC             Pentium 200MHz Motherboard, 128MB EDO Ram,
                     4GB SCSI II Hard Drive, 4GB EIDE Hard Drive,
                     3GB EIDE Hard Drive, 8x SCSI II CDROM,
                     2x SCSI II CDROM Writable, Matrox Millenium 4MB Video Card, Sound Blaster 16Bit Sound Card, Symbios Logic SCSI Card, Windows NT Workstation

      PC             Pentium 133MHz Motherboard, 80MB EDO Ram,
                     2GB EIDE Hard Drive, Sound Blaster 16Bit Sound Card, 24x ATAPI CDROM, OkiData 4W Laser Printer, Windows 95

      PC             Cyrix 586 233MHz Motherboard, 32MB EDO Ram,
                     2GB EIDE Hard Drive, Sound Blaster 16Bit Sound Card, 24x ATAPI CDROM, HP672C Color Printer,
                     Windows 95

      PC             Pentium 200MHz Motherboard, 64MB EDO Ram,
                     2GB EIDE Hard Drive, 24x ATAPI CDROM, Sound
                     Blaster 16Bit Sound Card, HP672C Color Printer, Windows NT 4 Server

      PC             AMD K5 233MHz Motherboard, 64MB EDO Ram,
                     3GB EIDE Hard Drive, 24x ATAPI CDROM,
                     Opti Audio OPL3 Sound Card, Windows 95

      PC             Pentium 133MHz Motherboard, 64MB EDO Ram,
                     3GB EIDE Hard Disk, 8x ATAPI CDROM,
                     Windows 95

      PC             AMD K5 233MHZ Motherboard, 64MB EDO Ram,
                     3GB EIDE Hard Drive, 24x ATAPI CDROM,
                     Windows 95


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                                   Page 6 of 8

--------------------------------------------------------------------------------
                                 Network Servers
--------------------------------------------------------------------------------
    Server ID     Description
--------------------------------------------------------------------------------


   Server Mail    Pentium 166MHz Motherboard, 128MB EDO Ram,
                  4GB SCSCI II Hard Disk, 8x SCSI II CDROM,
                  Windows NT 4 Server

 Electronic Mail  Dec Alpha Multi 166MHz Motherboard, 64MB
                  True Parity Ram, 2GB SCSI II Hard Disk,
                  Red Hat Linux 4.2 Alpha

   Mail Server    Pentium 200MHz Motherboard, 64MB EDO Ram,
                  4GB EIDE Hard Disk, 4GB EIDE Hard Disk,
                  Red Hat Linux 5.2


   Primary DNS    Pentium 200MHz Motherboard, 128MB EDO Ram,
                  3GB SCSI II Hard Disk, 4GB SCSI II Hard Disk,
                  12x SCSI II CDROM, Red Hat Linux 4.2,
                  EtherExpress III 100BaseT Ethernet



Workstation Items Unless otherwise described all workstations come with either a Kingston Tulip 10BaseT or 3Com Etherlink III 10BaseT Ethernet, Keyboard, Mouse (PS2 or Serial), Mouse Pad, 15" or 17" Monitor (SVGA), SVGA
                  Graphics Card (1024x768x24Bit minimum), Sound
                  Card (Sound Blaster 16Bit or Compatible).

Misc Server Items Unless otherwise described all servers come with either a Kingston Tulip 10BaseT or 3Com Etherlink III 10BaseT Ethernet, Keyboard, Mouse (PS2 or Serial), VGA Graphics Card (640x480x256 minimum)

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                                   Page 7 of 8

--------------------------------------------------------------------------------
                                      OC-3
--------------------------------------------------------------------------------
   Quantity      Description
--------------------------------------------------------------------------------

      1          AT&T Light Guide Distribution Shelf
      1          Lucent 21" Rack Mount
      1          Lucent DSX 3/4 BNC Patch Bay
      1          Lucent FLM150 T1/ISDN Patch Bay
      1          Fujitsu FLM150 ADM
      1          Lucent SLC Series 5 Power Bay
      2          Lucent 336A1PU Power Rectifiers
      2          Lucent 336A1PU Power Chargers
      2          Lucent 336A1PU Power Batery Packs
      5          Fujitsu FC9612 ADM Controller Cards
      2          Fujitsu FC9612 ADM Switching Fibre Couplers
      2          Fujitsu FC9612 ADM T3 Controler Cards
      1          Fujitsu FC9612 ADM Fibre Optic Monitor/Switch
      2          Fujitsu FC9612 ADM Power Monitor/Switch
      6          Fujitsu FC9612 ADM Dual T1 Controller Cards
















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                                   Page 8 of 8